UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
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Aspect Medical Systems, Inc.

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ASPECT MEDICAL SYSTEMS, INC.
One Upland Road
Norwood, Massachusetts 02062
SUPPLEMENT TO THE
PROXY STATEMENT DATED APRIL 20, 2007 FOR THE
ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 23, 2007
This Supplement corrects certain disclosures in our definitive proxy statement as filed with the Securities and Exchange Commission on April 19, 2007 (the “Definitive Proxy Statement”). Specifically, this Supplement
(i) revises the disclosure under the section captioned “Executive Compensation” to:
•	correct the dollar amounts set forth under the Salary (only with respect to Nassib G. Chamoun), Stock Awards, Option Awards, Non-Equity Incentive Plan Compensation (only with respect to Boudewijn L.P.M. Bollen) and Total columns in the Summary Compensation table;

•	correct certain dollar amounts set forth in the Grants of Plan Based Awards table under the following columns:
o	Estimated Future Payouts Under Non-Equity Incentive Plan Awards – Target (only with respect to Boudewijn L.P.M. Bollen),

o	Estimated Future Payouts Under Non-Equity Incentive Plan Awards – Maximum (only with respect to Boudewijn L.P.M. Bollen and William Floyd), and

o	Grant Date Fair Value of Stock and Option Awards;
•	insert information with respect to an option award under the Option Awards columns in the Outstanding Equity Awards at Fiscal Year End table (only with respect to Boudewijn L.P.M. Bollen);

•	correct certain footnote references set forth in the Option Awards – Option Expiration Date column (only with respect to Scott D. Kelley, M.D.); and

•	correct the number of shares set forth under the Stock Awards-Number of Shares Acquired on Vesting column and the dollar amounts set forth under Stock Awards-Value Realized on Vesting column, in the Option Exercises and Stock Vested table; and
(ii) corrects certain dollar amounts set forth in the Director Compensation table under the following columns:
•	Fees Earned or Paid in Cash (except with respect to Michael A. Esposito, David W. Feigal, Jr., M.D. and J. Breckenridge Eagle);

•	Stock Awards;

•	Option Awards (only with respect to J. Breckenridge Eagle); and

•	Total.
     Except for the matters described above, this Supplement does not modify or update disclosure in the Definitive Proxy Statement, including and without limitation, all of the other disclosures set forth in the tables under the sections captioned “Executive Compensation” and “Director Compensation” and the footnotes thereto. Furthermore, except for the matters described above, this Supplement does not reflect events occurring after the date of the Original Proxy Statement. Any information not affected by this Supplement is unchanged and reflects the disclosures made at the time the Original Proxy Statement was filed.
     As used in this Supplement, unless the context otherwise requires, the terms “we,” “us,” “our” and “Aspect” refer to Aspect Medical Systems, Inc.

Summary Compensation Table
     The table below summarizes information regarding compensation earned by our named executive officers for the year ended December 31, 2006 for our named executive officers.

						Non-Equity
Name and Principal				Stock	Option	Incentive Plan	All Other
Position	Year	Salary ($)		Awards($)(1)	Awards($)(2)	Compensation(3)	Compensation($)		Total($)
Nassib G. Chamoun Chief Executive Officer and President	2006	$270,400		$74,591	$555,021	$131,820	$17,890	(4)	$1,049,722

Michael Falvey Vice President, Chief Financial Officer and Secretary	2006	$220,000		$24,664	$337,333	$85,800	$6,600	(5)	$674,397

Boudewijn L.P.M. Bollen President of International Operations	2006	$345,079	(6)	$24,664	$225,918	$136,188	$94,141	(7)	$825,990

William Floyd Vice President of Sales and Marketing	2006	$200,096		$24,664	$216,709	$143,702	$6,600	(5)	$591,771

Scott D. Kelley, M.D. Vice President and Medical Director	2006	$244,227		$24,664	$204,586	$76,296	$6,600	(5)	$556,374

(1)	The amounts included in the “Stock Awards” column represents the compensation cost we recognized in 2006 related to all outstanding restricted stock awards as described in Statement of Financial Accounting Standards No. 123(R). For a discussion of the valuation assumptions, see Note 10 to our consolidated financial statements in our Annual Report on Form 10-K for the year ended December 31, 2006.

(2)	The amounts included in the “Options Awards” column represents the compensation cost we recognized in 2006 related to all outstanding stock option awards as described in Statement of Financial Accounting Standards No. 123(R). For a discussion of the valuation assumptions, see Note 10 to our consolidated financial statements in our Annual Report on Form 10-K for the year ended December 31, 2006.

(3)	Consists of amounts earned by the named executive officer under the 2006 bonus plan, which amounts were paid in March 2007, except for approximately $6,282 for Boudewijn Bollen and $27,250 for William Floyd, which were paid during 2006.

(4)	Includes approximately $10,285 in car lease payments we paid on behalf of Mr. Chamoun, $6,600 we paid to match his 401(k) contributions and approximately $1,000 we paid for insurance.

(5)	Consists of amounts we paid to match such named executive officer’s 401(k) contribution.

(6)	All of Mr. Bollen’s compensation was paid by us in euros and the amounts reported reflect the conversion of Mr. Bollen’s compensation using the average exchange rate of euros to U.S. dollars during the fiscal year reported. For the fiscal year ended December 31, 2006, Mr. Bollen’s salary was approximately €275,000.

(7)	Reflects approximately $48,942 for amounts paid for Mr. Bollen’s car lease expense, including taxes and fuel, approximately $38,405 paid for Mr. Bollen’s pension benefits and approximately $6,794 which was contributed by us to Mr. Bollen’s privately-paid medical insurance plan. The

$38,405 paid for pension benefits represents the premium paid by Aspect for Mr. Bollen for his enrollment in the Aspect Medical Systems International Pension Plan, which is a tax qualified plan under the laws of the Netherlands and is administered by a third party. All of our Dutch employees between the ages of 25 and 65 years are eligible, but not required, to participate in the plan. Pursuant to the Aspect Medical Systems International Pension Plan, Mr. Bollen (and other participating employees) make annual contributions to such Plan in the amount of 5% of their annual pension salary. Aspect’s obligations under the Aspect Medical Systems International Pension Plan are limited to making annual premium payments. At the age of 65, the participants will begin to receive cash pension payments under the pension plan until their death and, in certain circumstances, a surviving spouse may be eligible to receive payments under this pension plan. If Mr. Bollen had ceased employment with us on December 31, 2006, he would be entitled to receive annual cash payments under this plan equal to approximately €12,000 until his death. No participants in the Aspect Medical Systems International Pension Plan are eligible for early retirement and the plan does not provide for granting extra years of credited service.
Grants of Plan Based Awards
     The table below sets forth information concerning grants of compensation in the form of plan-based awards made to the named executive officers during the fiscal year ended December 31, 2006.

						All Other
					All Other	Option
					Stock Awards:	Awards:	Exercise or
		Estimated Future Payouts Under Non-Equity			Number of	Number of	Base Price
		Incentive Plan Awards(1)			Shares of	Securities	of Option	Grant Date Fair Value of
		Threshold	Target	Maximum	Stock or Units	Underlying	Awards	Stock and Option
Name	Grant Date	($)	($)	($)	(#)(2)	Options (#)(3)	($/Sh)	Awards(4)
Nassib G. Chamoun	2/14/2006	—	—	—	—	45,000	$29.25	$566,100
	2/14/2006	—	—	—	5,000	—	$0.01	$146,250
	n/a	0	$202,800	$405,600			—	—

Michael Falvey	2/14/2006	—	—	—	—	16,875	$29.25	$212,288
	2/14/2006	—	—	—	1,875	—	$0.01	$54,844
	n/a	0	$132,000	$264,000	—	—	—	—

Boudewijn L.P.M. Bollen	2/14/2006	—	—	—	—	16,875	$29.25	$212,288
	2/14/2006	—	—	—	1,875	—	$0.01	$54,844
	n/a	0	$198,845	$397,690	—	—	—	—

William Floyd	2/14/2006	—	—	—	—	16,875	$29.25	$212,288
	2/14/2006	—	—	—	1,875	—	$0.01	$54,844
	n/a	0	$216,080	$419,660	—	—	—	—

Scott D. Kelley, M.D.	2/14/2006	—	—	—	—	16,875	$29.25	$212,288
	2/14/2006	—	—	—	1,875	—	$0.01	$54,844
	n/a	0	$110,647	$208,794	—	—	—	—

(1)	Represents amounts payable under our 2006 bonus plan.

(2)	Represents restricted stock awards granted under our 2001 Stock Incentive Plan.

(3)	We granted these stock options on February 14, 2006 under our 2001 Stock Incentive Plan. These stock options become exercisable as to one-eighth of the shares of common stock underlying each option six months after the date of grant, with the remainder of each option becoming exercisable in equal monthly installments thereafter over a forty-two month period. Each option has an exercise price equal to the closing price of our common stock on the date of grant as reported on the Nasdaq Global Market.

(4)	Represents the grant date fair value of each award computed in accordance with SFAS 123R.
     All stock option grants referenced in the foregoing table vest ratably on a monthly basis over a 4 year period beginning on the last day of each month. Our right to repurchase shares pursuant to restricted stock awards granted in 2006 lapses as to 50% of the shares after two years from the date of grant and the balance of the shares four years from the date of grant.
Outstanding Equity Awards at Fiscal Year End
     The following table shows information regarding unexercised stock options and unvested restricted stock held by the named executive officers as of December 31, 2006.

	Option Awards					Stock Awards
	Number of	Number of
	Securities	Securities					Market Value
	Underlying	Underlying					of Shares or
	Unexercised	Unexercised				Number of Shares or	Units of Stock
	Options (#)	Options (#)	Option Exercise	Option		Units of Stock that Have	That Have Not
Name	Exercisable	Unexercisable	Price ($)	Expiration Date		Not Vested (#)	Vested ($)
Nassib G. Chamoun	52,292		$4.20	7/9/2008	(1)	9,687	$182,212
	50,000		$10.20	10/5/2009	(2)
	50,000		$23.625	7/12/2010	(3)
	25,000		$11.6875	2/21/2011	(4)
	75,000		$10.00	1/1/2012	(5)
	5,000		$3.85	7/5/2012	(6)
	14,537		$3.68	1/24/2013	(7)
	75,000	25,000	$15.66	2/4/2014	(8)
	37,500	37,500	$20.61	2/17/2015	(9)
	11,250	33,750	$29.25	2/14/2016	(10)

Michael Falvey	86,854	38,146	$14.91	4/2/2014	(11)	3,281	$61,716
	11,250	11,250	$20.61	2/17/2015	(9)
	4,219	12,656	$29.25	2/14/2016	(10)

Boudewijn L.P.M. Bollen	4,375		$3.85	7/5/2007	(19)	3,281	$61,716
	9,375		$3.68	1/24/2008	(7)
	15,833	4,167	$10.12	10/10/2008	(12)
	5,000		$46.438	5/8/2010	(13)
	5,000		$11.00	5/22/2011	(13)
	15,000		$9.80	2/6/2012	(14)
	22,500	7,500	$15.66	2/4/2014	(8)
	11,250	11,250	$20.61	2/17/2015	(9)
	4,219	12,656	$29.25	2/14/2016	(10)

William Floyd	26,000		$12.50	5/28/2011	(15)	3,281	$61,716
	2,604		$10.00	1/1/2012	(5)
	3,646		$3.85	7/5/2012	(6)
	9,479		$3.26	9/12/2012	(16)
	6,640		$3.68	1/24/2013	(7)
	7,083	4,167	$10.12	10/10/2013	(12)
	22,500	7,500	$15.66	2/4/2014	(8)
	11,250	11,250	$20.61	2/17/2015	(9)
	4,219	12,656	$29.25	2/14/2016	(10)

	Option Awards					Stock Awards
	Number of	Number of
	Securities	Securities					Market Value
	Underlying	Underlying					of Shares or
	Unexercised	Unexercised				Number of Shares or	Units of Stock
	Options (#)	Options (#)	Option Exercise	Option		Units of Stock that Have	That Have Not
Name	Exercisable	Unexercisable	Price ($)	Expiration Date		Not Vested (#)	Vested ($)
Scott D. Kelley, M.D	75,000		$23.625	7/12/2010	(3)	3,281	$61,716
	15,000		$8.563	11/27/2010	(17)
	13,433		$12.50	5/28/2011	(18)
	25,000		$10.00	1/1/2012	(5)
	12,500		$3.85	7/5/2012	(6)
	6,875		$3.26	9/12/2012	(16)
	7,028		$3.68	1/24/2013	(7)
	10,000	3,125	$10.12	10/10/2013	(12)
	22,500	7,500	$15.66	2/4/2014	(8)
	11,250	11,250	$20.61	2/17/2015	(9)
	4,219	12,656	$29.25	2/14/2016	(10)

(1)	Option vests over 48 months at a rate of 1/48th per month, beginning July 1, 1998.

(2)	Option vests over 48 months at a rate of 1/48th per month, beginning June 30, 1999.

(3)	Option vests over 48 months at a rate of 1/48th per month, beginning July 1, 2000.

(4)	Option vests over 48 months at a rate of 1/48th per month, beginning January 1, 2001.

(5)	Option vests over 48 months at a rate of 1/48th per month, beginning January 1, 2002.

(6)	Option vests over 48 months at a rate of 1/48th per month, beginning July 1, 2002.

(7)	Option vests over 48 months at a rate of 1/48th per month, beginning January 1, 2003.

(8)	Option vests over 48 months at a rate of 1/48th per month, beginning January 1, 2004.

(9)	Option vests over 48 months at a rate of 1/48th per month, beginning January 1, 2005.

(10)	Option vests over 48 months at a rate of 1/48th per month, beginning January 1, 2006.

(11)	Option vests over 48 months at a rate of 1/48th per month, beginning April 1, 2004.

(12)	Option vests over 48 months at a rate of 1/48th per month, beginning November 1, 2003.

(13)	Option vests over 3 years at a rate of 1/3rd of the total number of shares granted on each the first, second and third anniversaries of the grant date.

(14)	Option vests over 48 months at a rate of 1/48th per month, beginning February 1, 2002.

(15)	Option vests over 48 months at a rate of 1/48th per month, beginning June 1, 2001.

(16)	Option vests over 48 months at a rate of 1/48th per month, beginning September 12, 2002.

(17)	Option vests over 48 months at a rate of 1/48th per month, beginning November 1, 2000.

(18)	Option vests over 48 months at a rate of 1/48th per month, beginning June 1, 2001.

(19)	Option vests over 48 months at a rate of 1/48th per month, beginning June 30,2002.
Option Exercises and Stock Vested
     The following table shows amounts received by the named executive officers upon exercise of stock options and vesting of restricted stock during 2006.

	Option Awards		Stock Awards
	Number of Shares
	Acquired on	Value Realized on	Number of Shares	Value Realized on Vesting
Name	Exercise (#)	Exercise ($)(1)	Acquired on Vesting (#)	($)(2)
Nassib G. Chamoun	22,000	$383,749	2,083	$50,125
Michael Falvey	—	—	625	$15,008
Boudewijn L.P.M. Bollen	—	—	625	$15,008
William Floyd	24,000	$342,960	625	$15,008
Scott D. Kelley, M.D.	—	—	625	$15,008

(1)	Represents the difference between the exercise price and the fair market value of our common stock on the date of exercise.

(2)	The value realized on vesting of restricted stock awards is determined by multiplying the number of shares that vested by the fair market value of our common stock on the vesting date.
     The following table summarizes the compensation of each of our directors for the year ended December 31, 2006.
DIRECTOR COMPENSATION

	Fees Earned or			Non-Equity Incentive
	Paid in Cash	Stock Awards	Option Awards	Plan	Total
Name	($)	($) (1)(2)	($) (3)(4)	Compensation($)(5)	($)
Michael A. Esposito	$1,833	$1,614	$38,192	—	$41,639
David W. Feigal, Jr., M.D.	$20,500	$8,789	$37,372	—	$66,661
Edwin M. Kania, Jr.	$29,500	$8,789	$55,518	—	$93,807
James J. Mahoney, Jr.	$38,500	$8,789	$54,204	—	$101,493
John J. O’Connor	$1,333	$1,614	$38,192	—	$41,139
Donald R. Stanski, M.D.	$19,167	$8,789	$55,531	—	$83,487
J. Breckenridge Eagle	—	$28,883	$213,023	$168,132	$410,038

(1)	These amounts reflect compensation cost recognized by us in 2006 for a portion of the current and prior year restricted stock awards to directors as described in SFAS No. 123R. For a discussion of the valuation assumptions, see Note 10 to our consolidated financial statements in our Annual Report on Form 10-K for the year ended December 31, 2006.

(2)	All stock awards referenced had a purchase price of $0.01 per share.

(3)	These amounts reflect compensation cost recognized by us in 2006 for a portion of the current and prior year stock option awards to directors as described in SFAS No. 123R. For a discussion of the valuation assumptions, see Note 10 to our consolidated financial statements in our Annual Report on Form 10-K for the year ended December 31, 2006.

(4)	All option awards referenced were granted with an exercise price equal to the closing price of our common stock on the Nasdaq Global Market on the date of grant.

(5)	Represents bonus based upon 2006 Annual Bonus Plan.